Exhibit 99.1

EXHIBIT A

FORM OF STOCKHOLDER AGREEMENT

                    This STOCKHOLDER AGREEMENT, is dated as of March 14, 2006, by and between Warp Technology Holdings, Inc., a Nevada corporation doing business as “Halo Technology Holdings” (“Parent”), and the undersigned, holder (“Stockholder”) of shares of common stock (“Company Common Stock”), of Unify Corporation, a Delaware corporation (“Company”).

                    WHEREAS, in order to induce Parent to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with Company, Parent has requested Stockholder and Stockholder has agreed, to enter into this Stockholder Agreement with respect to all shares of Company Common Stock now or hereafter beneficially owned by Stockholder of which Stockholder has the right to vote or direct the voting thereof (the “Shares”);

                    NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

GRANT OF PROXY AND VOTING AGREEMENT

          1.1     Voting Agreement.  In the event that any stockholder action is to be taken at any time with respect to the approval and adoption of the Merger Agreement, the Merger and all agreements related to the Merger and any actions related thereto or contemplated thereby (collectively, the “Transaction Documents”), whether by written consent, vote of the shareholders of the Company at a meeting or otherwise, Stockholder agrees to vote all of the Shares in favor of the approval and adoption of the Transaction Documents.  Stockholder hereby agrees that Stockholder will not vote any Shares in favor of the approval of any (i) Company Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding up of Company or any other extraordinary transaction involving Company, (iii) corporate action the consummation of which would frustrate the purposes of, or prevent or delay the consummation of the Merger or other transactions contemplated by the Transaction Documents or (iv) other matter relating to, or in connection with, any of the foregoing matters.

          1.2     Irrevocable Proxy.  Stockholder hereby revokes any and all previous proxies granted with respect to the Shares.  By entering into this Stockholder Agreement, Stockholder hereby grants a proxy appointing Parent, and each duly elected officer thereof, as such Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder’s name, to vote, express, consent or dissent, or otherwise to utilize such voting power as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the Shares to effect any action described in Section 1.1 above (including, without limitation, the right to sign its name (as Stockholder) to any consent, certificate or other document relating to Company that the law of the State of Delaware permit or require in furtherance of the approval and adoption of the Merger Agreement, the Merger and the

Transaction Documents).  Stockholder retains the right to vote or otherwise utilize its voting power for all purposes not inconsistent with this Section 1.2.  The proxy granted by Stockholder pursuant to this Article I is irrevocable for the term of this Stockholder Agreement and is granted in consideration of Parent entering into this Stockholder Agreement and the Merger Agreement and incurring certain related fees and expenses.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

                    Stockholder represents and warrants to Parent that:

          2.1     Authorization.  This Stockholder Agreement has been duly executed and delivered by and the consummation of the transactions contemplated hereby are within the powers of Stockholder.  If this Stockholder Agreement is being executed in a representative or fiduciary capacity, the person signing this Stockholder Agreement has full power and authority to enter into and perform this Stockholder Agreement.  The obligations under this Stockholder Agreement constitute the legal, valid and binding obligations of Stockholder.

          2.2     Non-Contravention.  The execution, delivery and, subject to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (the “HSR Act”) and securities laws, as applicable, performance by Stockholder of this Stockholder Agreement, do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any person under, constitute a default under or give rise to any right of termination, cancellation or acceleration under any provision of any agreement or other instrument binding on Stockholder or (iii) result in the imposition of any encumbrance on the Shares.

          2.3     Ownership of Shares.  Stockholder is the record and beneficial owner of the Shares, free and clear of any encumbrance and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares) other than restrictions under the Securities Act of 1933, as amended.  None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of the Shares.  Stockholder possesses the sole and exclusive right to vote all of the Shares in any vote of the shareholders of the Company.

          2.4     Total Shares.  Except for the Shares set forth on the signature page hereto next to Stockholder’s name, Stockholder does not beneficially own any (i) shares of capital stock or voting securities of Company, (ii) securities of Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Company.  If Stockholder acquires any additional Shares after the date hereof, Stockholder will notify Parent in writing within two business days of such acquisition, but in any event prior to the date of the shareholder meeting of the Company.

ARTICLE III

COVENANTS OF STOCKHOLDER

                    Stockholder hereby covenants and agrees that:

          3.1     No Proxies for or Encumbrances on Shares.  Except pursuant to the terms of this Stockholder Agreement, Stockholder shall not, without prior written consent of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares with respect to any matter described in Section 1.1 of this Stockholder Agreement or (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Stockholder Agreement other than pursuant to the Merger or the Transaction Documents.  Stockholder shall not seek or solicit any such acquisition or sale, assignment, transfer, encumbrance of other disposition or any such contract, option or other arrangement or understanding and agrees to notify Parent promptly, and to provide all details required by Parent, if Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

          3.2     Appraisal Rights.  Stockholder agrees not to exercise any rights to demand appraisal of any Shares which may arise with respect to the Merger.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT

                    Parent represents and warrants to Stockholder that:

          4.1     Authorization.  This Stockholder Agreement has been duly executed and delivered by and the consummation of the transactions contemplated hereby are within the powers of Parent.  The obligations under this Stockholder Agreement constitute the legal, valid and binding obligations of Parent.

          4.2     Non-Contravention.  The execution, delivery and, subject to compliance with the HSR Act and securities laws, as applicable, performance by Parent of this Stockholder Agreement, do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree or (ii) require any consent or other action by any person under, constitute a default under or give rise to any right of termination, cancellation or acceleration under any provision of any agreement or other instrument binding on Parent.

ARTICLE V

MISCELLANEOUS

          5.1     Termination.  This Stockholder Agreement shall terminate and be of no further force or effect upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms and (ii) written notice from the Stockholder to Parent following receipt by the Company of any Company Superior Proposal (as defined in the Merger Agreement).

          5.2     Further Assurances.  Parent and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Stockholder Agreement.

          5.3     Amendments.  Any provision of this Stockholder Agreement may be amended or waived if, but only if, such amendment or waiver in writing is signed, in the case of an amendment, by each party to this Stockholder Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.

          5.4     Duties as Director.  Nothing contained in this Stockholder Agreement shall be deemed to restrict Stockholder from taking actions in his capacity as a director of the Company as may be permitted under the Merger Agreement.

          5.5     Parties in Interest.  This Stockholder Agreement shall be binding upon, inure to the benefit of, and be enforceable by, each party hereto and each party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Stockholder Agreement.

          5.6     Expenses.  All costs and expenses incurred in connection with this Stockholder Agreement shall be paid by the party incurring such cost or expense.

          5.7     Successors and Assigns.  The provisions of this Stockholder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Stockholder Agreement without the consent of the other party hereto, except that Parent may transfer or assign its rights and obligations to any affiliate of Parent.

          5.8     Governing Law.  This Stockholder Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          5.9     Consent to Jurisdiction.  Each of Parent and Stockholder hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Stockholder Agreement or any other instrument, document or agreement executed or delivered in connection herewith and the transactions contemplated hereby and thereby, whether arising in contract, tort, equity or otherwise, to the exclusive jurisdiction of any state or federal court located in the State of Delaware and waives any and all objections to jurisdiction that it may have under the laws of the United States or of any state.  Each of Parent and Stockholder waives any objection that it may have (including, without limitation, any objection of the laying of venue or based on forum non conveniens) to the location of the court in any proceeding commenced in accordance with this Section 5.9.

          5.10   Counterparts; Effectiveness.  This Stockholder Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instruments.  This Stockholder Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

          5.11   Severability.  If any term, provision or covenant of this Stockholder Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Stockholder Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          5.12   Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Stockholder Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity without the posting of a bond or other security.

          5.13   Capitalized Terms.  Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

          5.14   No Strict Construction.  The language used in this Stockholder Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any person hereto.

[END OF DOCUMENT;
SIGNATURE PAGE FOLLOWS]

                    IN WITNESS WHEREOF, the parties hereto have caused this Stockholder Agreement to be duly executed as of the day and year first above written.

Warp Technology Holdings, Inc.

By:

Name:

Title:

Stockholder
By:

Its:

Shares Owned: